Proprietary © Gentherm 2024 2024 Second Quarter Results July 31, 2024 Exhibit 99.2

Use of Non-GAAP Financial Measures* In addition to the results reported herein in accordance with GAAP, the Company has provided here or may discuss on the related conference call adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”); Adjusted EBITDA margin; adjusted earnings per share (“Adjusted earnings per share” or “Adjusted EPS”); free cash flow; Net Debt; revenue, segment revenue and product revenue excluding foreign currency translation and other specified gains and losses; Automotive Climate and Comfort Solutions revenues; and adjusted operating expenses, each a non-GAAP financial measure. See the Company’s earnings release dated July 31, 2024, for the definitions of each non-GAAP financial measure, information regarding why the Company utilizes such non-GAAP measures as supplemental measures of performance or liquidity, and their limitations, and for certain reconciliations of GAAP to non-GAAP historical financial measures. * See Appendix for certain reconciliations of GAAP to non-GAAP historical financial measures. Proprietary © Gentherm 2024

Forward-Looking Statement Proprietary © Gentherm 2024 Except for historical information contained herein, statements in this presentation are forward-looking statements that are made by Gentherm Incorporated (the “Company”) pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements that address future operating, financial or business performance or strategies or expectations are forward-looking statements. The forward-looking statements included in this presentation are made as of the date hereof or as of the specified herein and are based on management's reasonable expectations and beliefs. In making these statements we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its strategies or expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. The forward-looking statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that expressed or implied by such statements. For a discussion of these risks and uncertainties and other factors, please see the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, including “Risk Factors.” In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results.

Multiple CCS® Launches  Buick Enclave Chevrolet Equinox Kia EV9 Toyota Camry Automotive Highlights Record quarterly revenue led by double-digit growth in Lumbar and Massage Comfort Solutions 22 Vehicle launches with 11 OEMs Proprietary © Gentherm 2024 4 Named 2024 Top North American Supplier by Honda Buick Enclave Chevrolet Equinox Kia EV9 Toyota Camry

New Automotive Business Awards $660M in awards in 2Q 7 Steering Wheel Heater Awards, including hands-on-detection enabled heater award with Volvo and Li Auto  First production vehicle Award for Puls.A™ technology on a future Hyundai Genesis full-size SUV Proprietary © Gentherm 2024 5 CCS® Awards from: Audi | Great Wall | Honda | Huawei Kia | Li Auto | Porsche Lumbar and Massage Awards from: Audi | BMW | General Motors | Hyundai | Large Global EV Manufacturer Continue to see strong demand from OEMs for our thermal comfort, massage and lumbar solutions

# Winning with Innovation

GENTHERM



**Puls.A™**

- Combines massage with frequency pulsation
- Works deeper into muscles at light physical contact
- Supports relaxation, pain relief and counteracts poor posture
- Modular system allows for customization
- Enables full-suite of WellSense™ solutions



**CCS® CompactVent™**

- Combines low profile blower with a novel air distribution module
- Significant packaging space reduction enables thinner seats
- Integrated CCS® system accelerates customer seat assembly time
- Improved performance with lower noise leads to faster time to comfort
- Cross-platform modular design enables seat design standardization across multiple seat makers

Increasing content per vehicle with differentiated and proprietary solutions

Proprietary © Gentherm 2024 6

# Industry Leading Innovations

GENTHERM


75°
65°
72°
68°

## ClimateSense®

- Best-in-class software controlled thermal comfort
- Enhances energy efficiency and vehicle range
- Personalized microclimate


SYMPHONY OF SENSATIONS

## WellSense™

- Combines thermal, lumbar and massage
- Proprietary software driven wellness and alertness features
- Enabling software defined vehicles



## ComfortScale™

- Modular and scalable hardware
- Easy to integrate across OEMs and Tier 1 suppliers
- Enhanced cost efficiency

Well positioned to capitalize on the software defined vehicles of the future

Proprietary © Gentherm 2024 7

Medical Highlights Driving profitable growth through large partnerships, distribution channels, and white label opportunities Proprietary © Gentherm 2024 8 Proprietary © Gentherm 2024 8 Strong flagship Blanketrol® growth in the US, enabled by new channel strategy and recent US MedEquip partnership New major hospital account expansion in China, including Jinzhou Medical University in Liaoning Province 25 Year-over-year revenue growth Quarterly revenue increased 9%, ex-fx

Select Income Statement Data 2024 2023 2024 2023 Product Revenues $ 375,683 $ 372,323 $ 731,698 $ 735,948   Automotive 364,002 361,533 708,640 714,225   Medical 11,681 10,790 23,058 21,723 Gross Margin 96,701 87,988 185,454 169,118 Gross Margin % 25.7% 23.6% 25.3% 23.0 % Operating Expenses 63,713 83,667 134,417 147,123 Operating Income 32,988 4,321 51,037 21,995 Adjusted EBITDA 49,873 42,378 93,415 83,888 Adjusted EBITDA Margin 13.3% 11.4% 12.8% 11.4 % Diluted EPS - As Adjusted $ 0.66 $ 0.58 $ 1.28 $ 1.06 (Dollars in thousands, except per share data) Three Months Ended June 30 Proprietary © Gentherm 2024 9 Six Months Ended June 30

Select Balance Sheet Data June 30, 2024 June 30, 2023 December 31, 2023 December 31, 2022 December 31, 2022 Cash and Cash Equivalents $ 123,466 $ 149,673 Total Assets  1,240,553 1,234,371 Debt 222,402 222,838    Current 268 621    Non-Current 222,134 222,217 Revolving LOC Availability 278,000 278,000 Total Liquidity 401,466 427,673 Proprietary © Gentherm 2024 10 (Dollars in thousands)

Proprietary © Gentherm 2024 11 Based on the current forecast of customer orders, and light vehicle production in the Company’s key markets declining at a low single digit rate in 2024 versus 2023, and a EUR to USD exchange rate of $1.08/Euro for the remainder of the year. Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income margin, such as foreign currency gains and losses, we are unable to reasonably estimate net income margin, the GAAP financial measure most directly comparable to Adjusted EBITDA margin. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA margin to net income margin with respect to the guidance provided. 2024 Guidance Initial 2024 Guidance Latest Estimate(1) Product Revenues $1.5B - $1.6B Low end of range Adjusted EBITDA Margin Rate 12.5% - 13.5% Above mid-point of range Adjusted Effective Tax Rate 26% - 29% No change Capital Expenditures $65M - $75M No change

Appendix Proprietary © Gentherm 2024

Proprietary © Gentherm 2024 13 Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin Six Months Ended June 30 2024 2023 2024 2023 Net Income (Loss) $ 18,876 $ (1,551) $ 33,661 $ 6,412 Add Back:      Income Tax Expense  9,544 4,842 13,086 8,570      Interest Expense, net 4,002 1,932 7,246 6,076      Depreciation and Amortization  12,811 12,393 26,391 25,838 Adjustments:      Restructuring Expenses  2,442 1,044 9,680 2,313      Unrealized Currency (Gain) Loss  (497) (740) (2,353) 5,125      Acquisition and Integration Expenses ─ 1,480 ─ 3,112      Non-Automotive Electronics Inventory (Benefit) Charge (712) 644 (1,772) 2,063     Non-Cash Stock-Based Compensation 3,610 3,076 7,407 5,171 Impairment of Goodwill ─ 19,509 ─ 19,509 Other (203) (251) 69 (301) Adjusted EBITDA  $ 49,873 $ 42,378 $ 93,415 $ 83,888 Product Revenues $ 375,683 $ 372,323 $ 731,698 $ 735,948 Net Income (Loss) Margin 5.0% (0.4) % 4.6% 0.9 % Adjusted EBITDA Margin 13.3% 11.4% 12.8% 11.4 % Three Months Ended June 30 (Dollars in thousands)

Proprietary © Gentherm 2024 14 Reconciliation of Adjusted EPS 2024 2023 2024 2023 Diluted EPS - As Reported $ 0.60 $ (0.05) $ 1.06 $ 0.19 Acquisition and Integration Expenses ─ 0.04 ─ 0.09 Non-Cash Purchase Accounting Impacts 0.05 0.07 0.10 0.13 Unrealized Currency (Gain) Loss  (0.02) (0.02) (0.07) 0.15 Restructuring Expenses 0.08 0.03 0.31 0.07 Non-Automotive Electronics Inventory (Benefit) Charge (0.02) 0.02 (0.06) 0.06 Impairment of Goodwill ─ 0.59 ─ 0.59 Other (0.01) (0.01) ─ (0.01) Tax Effect of Above (0.01) (0.10) (0.06) (0.21) Rounding (0.01) 0.01 ─ ─ Diluted EPS - As Adjusted $ 0.66 $ 0.58 $ 1.28 $ 1.06 Six Months Ended June 30 Three Months Ended June 30